Exhibit 99.2

--------------------------------------------------------------------------------
CASE NAME:            INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:          00-33268                                   ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:                Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                          MONTH ENDING - OCTOBER, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Donald P. Miller                                    Chief Executive Officer
----------------------------------------------        --------------------------
    ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Donald P. Miller                                               01/04/2002
----------------------------------------------        --------------------------
       PRINTED NAME OF RESPONSIBLE PARTY                          DATE



PREPARER:


/s/ Sheldon A. Paul                                      Assistant Treasurer
----------------------------------------------        --------------------------
        ORIGINAL SIGNATURE OF PREPARER                           TITLE

Sheldon A. Paul                                                01/04/2002
----------------------------------------------        --------------------------
           PRINTED NAME OF PREPARER                               DATE

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268

          COMPARATIVE BALANCE SHEET

                                                                 Schedule
                                                                  Amount
          ASSETS                                               July 24, 2000   August 31, 2001  September 30, 2001  October 31, 2001
                                                               -------------   ---------------  ------------------  ----------------
        1 UNRESTRICTED CASH                                    $     745,751    $   1,414,372      $  10,442,581      $   9,079,535
        2 RESTRICTED CASH                                            414,160              -                  -                  -
                                                               -------------    -------------      -------------      ------------
        3   TOTAL CASH                                             1,159,911        1,414,372         10,442,581          9,079,535
        4 ACCOUNTS RECEIVABLE(NET)                                   659,117          424,324                -                  -
        5 INVENTORY                                                   44,647           19,310                -                  -
        6 NOTES RECEIVABLE FROM AIT(USA), INC., (NET)                    -                -            5,666,853          5,666,853
        7 PREPAID EXPENSES                                           362,117          295,465            203,053            200,283
        8 OTHER                                                    9,645,433       10,001,118         11,049,371         11,049,371
                                                               -------------    -------------      -------------      ------------
        9   TOTAL CURRENT ASSETS                                  11,871,224       12,154,589         27,361,858         25,996,042
                                                               -------------    -------------      -------------      ------------
       10 PROPERTY, PLANT & EQUIPMENT                             10,084,459        5,392,982                -                  -
       11 LESS:ACCUMULATED DEPRECIATION                           (8,463,070)      (4,960,757)               -                  -
                                                               -------------    -------------      -------------      ------------
       12 NET PROPERTY , PLANT & EQUIPMENT                         1,621,389          432,225                -                  -
       13 DUE FROM INSIDERS
       14 OTHER ASSETS-NET OF AMORTIZATION                         2,520,898        2,307,054          1,001,280          1,001,280
       15 OTHER                                                      182,666           14,539                 -                  -
                                                               -------------    -------------      -------------      ------------
       16   TOTAL ASSETS                                       $  16,196,176    $  14,908,407      $  28,363,138      $  26,997,322
                                                               =============    =============      =============      ============

          LIABILITIES & STOCKHOLDERS' EQUITY
          POSTPETITION LIABILITIES
       17 ACCOUNTS PAYABLE                                     $         -      $     251,122      $   1,364,974      $   1,294,344
       18 TAXES PAYABLE                                               (7,448)           5,206            178,280            178,863
       19 NOTES PAYABLE                                                  -                -                  -                  -
       20 PROFESSIONAL FEES                                              -                -                  -                  -
       21 SECURED DEBT                                                   -                -                  -                  -
          DEFERRED  REVENUES                                       3,440,007        2,131,765             34,996             34,996
       22 OTHER                                                          -            500,263          1,917,916            811,696
                                                               -------------    -------------      -------------      ------------
       23   TOTAL POST PETITION LIABILTIES                         3,432,559        2,888,356          3,496,166          2,319,899
                                                               -------------    -------------      -------------      ------------
          PREPETITION LIABILITIES
       24 SECURED DEBT                                               133,261           22,018                -                  -
          TAXES PAYABLE                                              313,353          271,161            271,150            271,150
       25 PRIORITY DEBT                                                  -                -                  -                  -
       26 UNSECURED DEBT                                           3,470,818        3,446,694          3,440,201          3,297,216
       27 OTHER                                                      945,205          382,790            244,889            244,889
                                                               -------------    -------------      -------------      ------------
       28   TOTAL PREPETITION LIABILITIES                          4,862,637        4,122,663          3,956,240          3,813,255
                                                               -------------    -------------      -------------      ------------
       29   TOTAL LIABILITIES                                      8,295,196        7,011,019          7,452,406          6,133,154
                                                               -------------    -------------      -------------      ------------
          EQUITY
       30 PREPETITION OWNER'S EQUITY                               7,900,980        7,900,980          7,900,980          7,900,981
       31 POSTPETITION CUMULATIVE PROFIT                                 -            165,595         13,099,405         13,052,841
          FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                               (169,187)           (89,654)           (89,654)
       32 DIRECT CHARGES TO EQUITY                                       -               -                  -                  -
                                                                         -               -                  -                  -
                                                               -------------    -------------      -------------      ------------
       33   TOTAL EQUITY                                           7,900,980        7,897,388         20,910,731         20,864,168
                                                               -------------    -------------      -------------      ------------
       34   TOTAL LIABILITIES & OWNERS EQUITY                  $  16,196,176    $  14,908,407      $  28,363,138      $  26,997,322
                                                               =============    =============      =============      ============

NAME :   INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268


         SCHEDULES FOR COMPARATIVE BALANCE SHEET

                                                            Schedule
                                                             Amount            Month                  Month              Month
                                                         July 24, 2000    August 31, 2001      September 30, 2001  October 31, 2001
                                                         -------------    ---------------      ------------------  ----------------
#8       OTHER ASSETS
         DUE FROM SUBSIDIARY-FRANCE                     $       (340,671) $      (210,010)     $          (210,010) $      (210,010)
         DUE FROM SUBSIDIARY-AUSTRALIA                           374,203          355,960                  380,444          380,444
         DUE FROM SUBSIDIARY-UNITED KINGDOM                    9,249,494        9,460,879               10,484,648       10,484,648
         DUE FROM SUBSIDIARY-GERMANY                             362,407          394,289                  394,289          394,289
                                                        ----------------------------------------------------------------------------
                                                        $      9,645,433  $    10,001,118      $        11,049,371  $    11,049,371
                                                        ============================================================================

#14      OTHER ASSETS-NET OF AMORTIZATION
         GOODWILL                                                168,322          133,928      $               -    $           -
         PURCHASED RESEARCH & DEVELOPMENT                        308,937              -                        -                -
         DEPOSITS                                                 81,576          211,063                   18,280           18,280
         INVESTMENT IN IMA, UK LTD.                              233,000          233,000                  233,000          233,000
         INVESTMENT IN MITSUCON TECNOLOGIA SA                  1,729,063        1,729,063  (1)             750,000          750,000
                                                        ----------------------------------------------------------------------------
                                                        $      2,520,898  $     2,307,054      $         1,001,280  $     1,001,280
                                                        ============================================================================

#15      OTHER-ASSETS
         NOTE RECEIVABLE-MITSUCON TECNOLOGIA SA         $        182,666  $        14,539      $               -    $           -
                                                        ============================================================================

         PREPETITION TAXES PAYABLE
         GENERAL INCOME TAX RESERVE                     $        167,188  $       128,737      $           128,737  $       128,737
         GENERAL SALES TAX RESERVE                               146,165          142,424                  142,413          142,413
                                                        ----------------------------------------------------------------------------
                                                        $        313,353  $       271,161      $           271,150  $       271,150
                                                        ============================================================================


#22      POST PETITION - OTHER LIABILITIES
         ACCRUED COMPENSATION                           $            -    $     $ 204,421      $       $ 1,872,440  $       716,759
         ACCRUED RENT                                                -                -                        -                -
         ACCRUED EXPENSES                                            -            295,842                   45,476           94,937
                                                        ----------------------------------------------------------------------------
                                                        $            -    $     $ 500,263      $       $ 1,917,916  $       811,696
                                                        ============================================================================

#27      PRE PETITION - OTHER LIABILITIES
         ACCRUED  COMPENSATION                          $        383,852  $           -        $               -    $           -
         ACCRUED EXPENSES                                        172,748              -                        -                -
         ACCRUED RENT                                            251,590          245,790                  107,889          107,889
         ACCRUED INTEREST                                        137,015          137,000                  137,000          137,000
                                                        ----------------------------------------------------------------------------
                                                        $        945,205  $       382,790      $           244,889  $       244,889
                                                        ============================================================================


         Note 1- The company recorded a $979,063 unrealized loss on its investment in Mitsucon Tecnologia SA.

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268

          INCOME STATEMENT                                      7 Days Ending       Month             Month              Month
                                                                July 31, 2000  August 31, 2001  September 30, 2001  October 31, 2001
                                                                -------------  ---------------  ------------------  ----------------
        1 GROSS REVENUES                                        $     265,729  $       672,601  $          321,913  $           -
          ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                     62,249                 -                -
        2 LESS:RETURNS AND ALLOWANCES                                     -                -                   -                -
                                                                -------------  ---------------  ------------------  ----------------
        3   NET REVENUE                                               265,729          734,850             321,913              -
                                                                -------------  ---------------  ------------------  ----------------
          COST OF GOODS SOLD:
        4 MATERIAL                                                        -                -                   -                -
        5 DIRECT LABOR                                                    -                -                   -                -
        6 DIRECT OVERHEAD- 3RD PARTY COSTS                              4,760            4,060               7,273              -
                                                                -------------  ---------------  ------------------  ----------------
        7 TOTAL COST OF GOODS SOLD                                      4,760            4,060               7,273              -
                                                                -------------  ---------------  ------------------  ----------------
        8 GROSS PROFIT                                                260,969          730,790             314,640              -
                                                                -------------  ---------------  ------------------  ----------------
          OPERATING EXPENSES:
        9 OFFICER/INSIDER COMPENSATION                                    -            118,768             926,018              -
       10 SELLING AND MARKETING                                        44,058           45,393             396,655              -
       11 GENERAL AND ADMINISTRATIVE                                   37,251          694,008           1,824,663            7,477
       12 RENT AND LEASE                                                  -                -                   -                -
       13 OTHER                                                           -                -                   -                -
                                                                -------------  ---------------  ------------------  ----------------
       14 TOTAL OPERATING EXPENSE                                      81,309          858,169           3,147,336            7,477
                                                                -------------  ---------------  ------------------  ----------------
       15 INCOME (LOSS) BEFORE NON-OPERATING INCOME AND
            EXPENSE                                                   179,660         (127,379)         (2,832,696)          (7,477)
                                                                -------------  ---------------  ------------------  ----------------
          OTHER INCOME AND (EXPENSE):
       16 NON OPERATING INCOME - INTEREST/OTHER                           -              3,849               8,731           13,242
       17 NON OPERATING EXPENSE                                           -                -                   -                -
       18 INTEREST EXPENSE                                                -               (299)                -                -
       19 DEPRECIATION EXPENSE                                            -            (42,366)                -                -
       20 AMORTIZATION                                                    -            (14,487)                -                -
       21 OTHER  (See Notes 1 & 2)                                        -  (1)           -   (2)      16,291,240              -
                                                                -------------  ---------------  ------------------  ----------------
       22 NET OTHER INCOME AND (EXPENSE)                              179,660          (53,303)         16,299,971           13,242
          REORGANIZATION EXPENSE:
       23 PROFESSIONAL FEES                                               -              5,000             337,617           49,829
       24 US TRUSTEE FEES                                                 -              2,500               2,500            2,500
       25 OTHER                                                           -                -                   -                -
                                                                -------------  ---------------  ------------------  ----------------
       26 TOTAL REORGANIZATION EXPENSE                                    -              7,500             340,117           52,329
                                                                -------------  ---------------  ------------------  ----------------
       27 INCOME TAX                                                      -                -               180,000              -
                                                                -------------  ---------------  ------------------  ----------------
       28 INTERNATIONAL WITHHOLDING TAX                                                 10,767              13,348              -
                                                                               ---------------  ------------------  ----------------
       29 NET PROFIT                                            $     179,660  $      (198,949) $       12,933,810  $       (46,564)
                                                                =============  ===============  ==================  ================


          Note 1-Other expense substantially consists of the abandonment of leasehold improvements and sale of furniture and fixtures associated with the court approved rejection of real estate leases in Chicago, IL and Atlanta, GA.

          Note 2-On September 17, 2001, substantially all of the Company's assets were sold for an aggregate purchase price of $16.5 million, subject to certain adjustments as described in the Asset Purchase Agreement. The Company received $10 million in cash at closing together with a non-interest bearing promissory note in the principal amount of $6.5 million. A principal payment of $3.0 million, net of adjustments, is payable under the promissory note on March 17, 2002 and the balance of the promissory note is payable on June 17, 2002.

          In addition, the Company recorded a $979,063 unrealized loss on its investment in Mitsucon Tecnologia SA., during the period ended September 30, 2001.

NAME :  INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268

        CASH RECEIPTS AND DISBURSEMENTS      7 Days Ending        Month              Month                Month
                                             July 31, 2000   August 31, 2001   September 30, 2001    October 31, 2001
                                             -------------   ---------------   ------------------    ----------------
      1 CASH-BEGINNING OF MONTH              $  1,159,911    $   1,934,534     $     1,414,372       $ 10,442,581
                                             -------------   ---------------   ------------------    ----------------
        RECEIPTS FROM OPERATIONS
      2 CASH SALES                                     -                 -                    -                   -
        COLLECTION OF ACCOUNTS RECEIVABLE
      3 PREPETITION                                207,021
      4 POST PETITION                                  -             276,375              106,258                 -
                                             -------------   ---------------   ------------------    ----------------
      5 TOTAL OPERATING RECEIPTS                   207,021           276,375              106,258                 -
                                             -------------   ---------------   ------------------    ----------------
        NON-OPERATING RECEIPTS
      6 LOANS AND ADVANCES                             -
      7 SALE OF ASSETS                                 -                 -             10,000,000
      8 OTHER                                       19,679            18,487                3,804              21,416
                                             -------------   ---------------   ------------------    ----------------
      9 TOTAL NON OPERATING RECEIPTS                19,679            18,487           10,003,804              21,416
                                             -------------   ---------------   ------------------    ----------------
     10 TOTAL RECEIPTS                             226,700           294,862           10,110,062              21,416
                                             -------------   ---------------   ------------------    ----------------
     11 TOTAL CASH AVAILABLE                     1,386,611         2,229,396           11,524,434          10,463,997
                                             -------------   ---------------   ------------------    ----------------
        OPERATING DISBURSEMENTS
     12 NET PAYROLL                                  5,097           300,606              500,966             788,769
     13 PAYROLL TAXES PAID                             -             149,558              244,713             364,533
     14 SALES, USE & OTHER TAXES PAID                  -               2,379               24,355                (582)
     15 SECURED/RENTAL/LEASES                          -              53,097               53,661              56,761
     16 UTILITIES                                      -              50,936               19,176                 522
     17 INSURANCE                                    5,064            61,946               90,972                 -
     18 INVENTORY PURCHASES                         (7,448)              -                    -                   -
     19 VEHICLE EXPENSES                               -                 -                    -                   -
     20 TRAVEL                                         -              68,677               75,432              18,133
     21 ENTERTAINMENT                                  -                 -                    -                   -
     22 REPAIRS AND MAINTENANCE                        -               3,985               12,197               5,500
     23 SUPPLIES                                       -                 -                    -                   -
     24 ADVERTISING                                    -               4,408                4,340                 -
     25 OTHER                                        2,078           119,432               56,041             143,326
                                             -------------   ---------------   ------------------    ----------------
     26 TOTAL OPERATING DISBURSEMENTS                4,791           815,024            1,081,853           1,376,962
                                             -------------   ---------------   ------------------    ----------------
        TOTAL REORGANIZATION EXPENSE
     27 PROFESSIONAL FEES                              -                 -                    -                   -
     28 US TRUSTEE FEES                                -                 -                    -                 7,500
     29 OTHER                                          -                 -                    -                   -
                                             -------------   ---------------   ------------------    ----------------
     30 TOTAL REORGANIZATION EXPENSE                   -                 -                    -                 7,500
                                             -------------   ---------------   ------------------    ----------------
     31 TOTAL DISBURSEMENTS                          4,791           815,024            1,081,853           1,384,462
                                             -------------   ---------------   ------------------    ----------------
     32 NET CASH FLOW                              221,909          (520,162)           9,028,209          (1,363,046)
                                             -------------   ---------------   ------------------    ----------------
     33 CASH - END OF MONTH                  $   1,381,820   $     1,414,372   $       10,442,581    $      9,079,535
                                             =============   ===============   ==================    ================

NAME :   INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268

         ACCOUNTS RECEIVABLE AGING:                     Month              Month               Month              Month
                                                    July 31, 2001     August 31, 2001    September 30, 2001  October 31, 2001
                                          ------------------------------------------------------------------------------------
       1 0-30 DAYS                                   $     241,920  $           299,164  $              -    $             -
       2 31-60 DAYS                                        262,445               32,315                 -                  -
       3 61-90 DAYS                                            762              143,070                 -                  -
       4 91+ DAYS                                          102,889              100,796                 -                  -
                                                     -------------  -------------------  ------------------  -----------------
       5 TOTAL ACCOUNTS RECEIVABLE                         608,016              575,345                 -                  -
         OTHER ACCOUNTS RECEIVABLE                           5,096               18,663                 -                  -
       6 AMOUNT CONSIDERED UNCOLLECTIBLE                  (169,716)            (169,684)                -                  -
                                                     -------------  -------------------  ------------------  -----------------
       7 ACCOUNTS RECEIVABLE(NET)                    $     443,396  $           424,324  $              -    $             -
                                                     =============  ===================  ==================  =================

         AGING OF POST PETITION TAXES AND PAYABLES:

         TAXES PAYABLE:                   0-30 DAYS    31-60 DAYS          61-90 DAYS         91+ DAYS              TOTAL
                                          ---------    ----------          ----------         --------              -----
       1 FEDERAL                          $     -    $         -    $               -    $              -    $             -
       2 STATE                                  -              -                    -                   -                  -
       3 LOCAL                                  -              -                    -                   -                  -
       4 OTHER                                  -              -                    -                   -                  -
                                          ---------  -------------  -------------------  ------------------  -----------------
       5 TOTAL TAXES PAYABLE              $     -    $         -    $               -    $              -    $             -
                                          =========  =============  ===================  ==================  =================

                                                                                                               TOTAL
                                                                                                               -----

       6 ACCOUNTS PAYABLE:                $ 357,558  $     700,452  $           130,711  $      105,623      $  1,294,344
                                          =========  =============  ===================  ==================  =================

         STATUS OF POSTPETITION TAXES:

         FEDERAL                                       BEGIN TAX          AMOUNT W/H                           ENDING TAX
         -------                                       LIABILITY          OR ACCRUED        AMOUNT PAID         LIABILITY
                                                     -------------------------------------------------------------------------
       1 WITHHOLDING                                 $         -    $           258,483  $          258,483  $             -
       2 FICA EMPLOYEE                                         -    $            31,989  $           31,989                -
       3 FICA EMPLOYER                                         -    $            31,989  $           31,989                -
       4 UNEMPLOYMENT                                          -    $               -    $              -                  -
       5 INCOME                                         173,074.00  $               583  $              -              173,657
       6 OTHER                                                 -    $               -    $              -                  -
                                                     -------------  -------------------  ------------------  -----------------
       7 TOTAL FEDERAL TAXES                                   -    $           323,045  $          322,462  $         173,657
                                                     -------------  -------------------  ------------------  -----------------
         STATE AND LOCAL
         ---------------
       8 WITHHOLDING                                           -                 41,891              41,891                -
       9 SALES                                               5,206                                                      5,206
      10 EXCISE                                                -                    -                   -                  -
      11 UNEMPLOYMENT                                          -                    -                   -                  -
      12 REAL PROPERTY                                         -                    -                   -                  -
      13 PERSONAL  PROPERTY                                    -                    -                   -                  -
      14 OTHER                                                 -                    181                 181                -
                                                     -------------  -------------------  ------------------  -----------------
      15 TOTAL STATE AND LOCAL                               5,206               42,071              42,071              5,206
                                                     -------------  -------------------  ------------------  -----------------
      16 TOTAL TAXES                                 $       5,206  $           365,116  $          364,533  $         178,863
                                                     =============  ===================  ==================  =================

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268

          BANK RECONCILIATIONS:                      MONTH:     October-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------
A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
                                                 CUSTODIAL      OPERATING        OPERATING     PAYROLL        PAYROLL
C         PURPOSE(TYPE)                          ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
---------------------------------------------------------------------------------------------------------------------------
          1 BALANCE PER BANK STATEMENT           $         -    $       9,066    $  9,154,390  $       -      $         -
          2 ADD:TOTAL DEPOSITS NOT CREDITED                -              -           (13,242)         -                -
          3 SUBTRACT:OUTSTANDING CHECKS                    -              -           (68,961)         -            (29,054)
          4 OTHER RECONCILING ITEMS                        -              -               -            -                -
                                                 -------------  -------------    ------------  -----------    -------------
          5 MONTH END BALANCE PER BOOKS              Closed     $       9,066    $  9,098,671    Closed       $     (29,054)
                                                 -------------  =============    ============  ===========    =============
            DIFFERENCE                                                    -               -            -                -
          6 NUMBER OF LAST WRITTEN CHECK                           032661           34688       035702           035911

                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------
A          BANK                                   PEOPLES BANK   ALEX BROWN
B          ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                 IMA
                                                  IMA DIP TAX    RESTRICTED
C          PURPOSE(TYPE)                          ACCOUNT        ACCOUNT
--------------------------------------------------------------------------------
          1 BALANCE PER BANK STATEMENT           $          297 $         555
          2 ADD:TOTAL DEPOSITS NOT CREDITED                 -             -
          3 SUBTRACT:OUTSTANDING CHECKS                     -             -
          4 OTHER RECONCILING ITEMS                         -             -
                                                 -------------- -------------
          5 MONTH END BALANCE PER BOOKS          $          297 $         555
                                                 ============== =============
            DIFFERENCE                                      -             -
          6 NUMBER OF LAST WRITTEN CHECK              1036          N/A

            INVESTMENT ACCOUNTS:

                                                    DATE OF        TYPE OF       PURCHASE           CURRENT
            BANK ACCOUNT NAME & NUMBER              PURCHASE      INVESTMENT      PRICE              VALUE
                                             -----------------------------------------------------------------
          7             None                                                    $      -        $         -
          8             None                                                           -                  -
          9             None                                                           -                  -
         10             None                                                           -                  -
                                                                                -----------     --------------
         11 TOTAL INVESTMENT                                                    $      -        $         -
                                                                                ===========     ==============


            CASH:

         12 CURRENCY ON HAND                     None
         13 TOTAL CASH - END OF MONTH        $     9,079,535
                                             ===============

NAME :    INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER :00-33268

          PAYMENTS TO INSIDERS AND PROFESSIONALS:                MONTH:         October-01

                                                              INSIDERS
          -----------------------------------------------------------------------------------------------------------------------
                                                                                           COMPENSATION
                                                              -------------------------------------------------------------------
                                                                       PAYROLL,
                                                                      VACATION &                        ADVISORY
          NAME                           TRAVEL REIMBURSEMENTS        SEVERANCE         COMMISSIONS       FEES         EXECUTORY
                                        -----------------------------------------------------------------------------------------
     1 PAUL SCHMIDT                     $                                                               $    1,000     $
     2 TOM HILL                                                                                                -
     3 DAVID CALLARD                                                                                         1,000
     4 DON MILLER                                                                                            6,000
     5 PAUL FREDERICK                                        432                                                          107,268
     6 MIKE MCGROARTY                                        304                                                           94,226
     7 SHELDON PAUL                                           58                                                           22,156
     8 KEN BOIN                                               59                                                           17,408
     9 ROGER BEARD                                           121                                                           13,922
    10 ROB CHASE                                           1,229                                                           27,033
    11 MARIO FERREIRA                                          -                                                           14,007
    12 JIM ANDERSON                                            -             -                 -                              -
                                        ------------------------     -----------        ----------      ----------     ----------
    13 TOTAL PAYMENT TO INSIDERS        $                  2,201     $       -          $      -        $    8,000     $  296,019
                                        ========================     ===========        ==========      ==========     ==========

                                    INSIDERS
      ---------------------------------------------------------------------
                                                   COMPENSATION
                                        -----------------------------------
                                                               TOTAL PAID
                                           TOTAL PAID              TO
      NAME                                 THIS MONTH             DATE
                                        -----------------------------------
     1 PAUL SCHMIDT                     $    $ 1,000            $   10,000
     2 TOM HILL                                    -                 3,500
     3 DAVID CALLARD                           1,000                 8,500
     4 DON MILLER                              6,000               106,000
     5 PAUL FREDERICK                        107,699               494,252
     6 MIKE MCGROARTY                         94,530               430,225
     7 SHELDON PAUL                           22,214               305,697
     8 KEN BOIN                               17,467               204,722
     9 ROGER BEARD                            14,043               243,978
    10 ROB CHASE                              28,262               301,780
    11 MARIO FERREIRA                         14,007               405,229
    12 JIM ANDERSON                              -                  65,166
                                        ------------           -----------
    13 TOTAL PAYMENT TO INSIDERS        $    306,221           $ 2,579,048
                                        ============           ===========

                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE            UNPAID
     1 DelConte, Hyde, Annello & Schuch               05/29/2001      $   15,000     $          -       $      15,000   $        -
     2 Paul, Hastings, Janofsky & Walker LLP          03/14/2001          26,550                -              26,550        514,020
     3 Reid & Riege, P.C.                             05/16/2001          17,289                -              17,289         18,706
     4 Zeisler & Zeisler, P.C.                        12/06/2000          36,440                -              34,572         83,731
     5                                                                       -                  -                 -              -
                                                                                     -------------      -------------   ------------
     6 TOTAL PAYMENT TO PROFESSIONALS                                                $          -       $      93,411   $    616,456
                                                                                     =============      =============   ============

                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
     1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)           -        $              -   $           -
     2 CROWN POINTE LLC                                                  -                       -               -
     3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                      -                       -               -
     4 FINOVA LOAN ADMINISTRATION(ILC)                                   -                     5,243             -
     5 CONNVIEW                                                          -                       -               -
     6 BSB LEASING (FORMERLY AMERILEASE)                                 -                     8,073             -
     7 INTEL FINANCIAL SERVICES                                          -                    20,534             -
     8 IOS CAPITAL                                                       -                    16,130             -
     9 LUCENT TECHNOLOGIES                                               -                       -               -
    10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)                  -                       -               -
    11 IBM CORPORATION                                                   -                       -               -
       IBM CORPORATION                                                   -                       -               -
    12 T-TECH HOLDING CO.                                                -                     6,781             -
                                                                                -------------------------------------
       TOTAL                                                                      $           56,761 $           -
                                                                                  ================== ===============

--------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT      CASE NUMBER: 00-33268     ACCRUAL BASIS
           ASSOCIATES, INC.
--------------------------------------------------------------------------------

------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL            X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS         X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?      X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Pursuant to U.S. Bankruptcy Court approval, certain payments were made to cure
--------------------------------------------------------------------------------
pre-petition liabilities for contracts and leases which were assigned to
--------------------------------------------------------------------------------
AIT(USA),Inc.
--------------------------------------------------------------------------------

------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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